Exhibit 10.8

SUPPLEMENTAL AGREEMENT THIS SUPPLEMENTAL AGREEMENT is made on the 30"’ day of December, 2020 BETWEEN: - TEM GROUP LIMITED, a company incorporated in British Virgin Islands with company number 262105 , whose registered office and correspondence address are located at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110 , British Virgin Islands and Suite 1706 , Tower 1 , China Hong Kong City, 33 Canton Road, Tsiin Sha Tsui, Hong Kong, respectively (the “Lender”) ; and TEM ELECTRONICS (M) SDN BHD, a company incorporated in Malaysia with company number 365460 T, whose registered address and correspondence address is located at LotA 99 , Jalan 2 A - 3 , Lot A 101 & A 102 , Jalan 2 A, Kawasan Perusahaan MIEL Sungai Lalang, 08000 Sungai Petani, Kedah Darul Ainan, Malaysia (the “Borrower”) . The Lender and the Borrower are entering this supplemental agreement (“Supplemental Agreement”) in writing of all the terms of the Supplemental Agreement as follows : - WHEREAS: (A) The Lender and the Borrower entered into a loan agreement dated 23 " April 2019 (the “Original Agreement”) pursuant to which the Lender agreed to lend and the Borrower agreed to borrow a loan of up to US $ 350 , 000 (the “Loan”) upon the terms and conditions set out therein . (B) The Lender and the Borrower have agreed to vary the tenns of the Original Agreement in the manner contained herein . IT IS HEREBY AGREED: 1. INTERPRETATION 1. Unless the context requires otherwise, tems and expressions defined and construed in the Original Agreement shall have the same meanings and construction when used in this Supplemental Agreement . 2. References herein to Recitals, Clauses and Schedule are references to recitals, clauses and schedule respectively in this Supplemental Agreement unless the context requires otherwise . 3. The Schedule (if any) forms part of this Supplemental Agreement and shall be construed and shall have the same full force and effect as of their provisions were expressly set out in the body of this Supplemental Agreement .

4. The headings are inserted for convenience only and shall not affect the construction of this Supplemental Agreement . 5. Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing a gender include every gender . 2. EFFECT 1. On the date of this Supplemental Agreement, the Original Agreement shall be amended as set out in Clause 3 and any reference in the Original Agreement or in any related agreement or document to any provision of the Original Agreement shall, unless the context otherwise requires, be construed as a reference to such provision as the same has been amended pursuant to the provisions of this Supplemental Agreement or may otherwise have been, or from time to time be, amended or supplemented . 2. Upon this Supplemental Agreement becoming effective, this Supplemental Agreement shall be construed as forming part of the Original Agreement and this Supplemental Agreement when read with the Original Agreement shall be construed as one and the same instrument . 3. Save as otherwise expressly provided in this Supplemental Agreement, the Original Agreement shall continue in full force and effect with its tenns . 4. Each of the parties hereto hereby agrees and consents to the making of the amendment described in Clause 3 . 3. VARIATION The parties hereto agree to amend the following clause(s) of the Original Agreement to the effect that the following clause(s) shall be construed as forming part of the Original Agreement in lieu of the respective clause(s) originally set out in the Original Agreement : 1. Clause 4 of the Original Agreement 4. Repayment The principal amount of the Loan plus any unpaid interest shall, be repaid on or before 31" December 2022 (the “Last Repayment Date”). 4. MISCELLANEOUS 1. The Borrower shall from time to time forthwith on demand pay to the Lender on demand all costs and expenses on a full indemnity basis (including legal fees and other out - of - pocket expenses) incurred by the Lender in negotiating, documenting and executing this Supplemental Agreement and the documentation required hereunder . 2. The Borrower represents and warrants to the Lender that each of the representations and warranties and undertakings given in the Original Agreeine t s true and will remain true upon the Original Agreement being amended as herein p vided .

4.3 This Supplemental Agreement may be signed in any number of counterparts which together shall form one and the same agreement. 5. FINAL AGREEMENT This Supplemental Agreement and the Original Agreement shall all together constitute the whole agreement between the parties hereto on the subject matters contained therein and supersedes all prior understandings or agreements on the subject matter thereof . In the event that this Supplemental Agreement contains any tenn inconsistent with that of the Original Agreement, the term contained in tliis Supplemental Agreement shall prevail . This Supplemental Agreement may be modified only by a further writing that is duly executed by the parties hereto . 6. GOVERNING LAW AND JURISDICTION This Supplemental Agreement and Original Agreement shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region and the parties hereto irrevocably submit to the non - exclusive jurisdiction of the Hong Kon Courts 3

IN WITNESS whereof the parties have executed this Supplemental Agreement the day and year first above written. 4 SIGNED BY For and on behalf of TEM GROUP LIMITED In the presence of: - ) ) SIGNED BY For and on behalf of ) ) TEM ELECTRONICS (M) SDN. BHD.) In the presence of: - )